DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2017
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS
6.	DISCONTINUED OPERATIONS

The disposal described in Note 1 represents a strategic shift and has a major effect on the Group’s results of operations. The Group Buying Entities were accounted as discontinued operations in the consolidated financial statements for the year ended December 31, 2015. A gain of $47,390,421 was recognized on the disposal.

The financial results of the Group Buying Entities are set out below:

For the year ended December 31, 2015
US$

Net revenues	16,832,352
Cost of revenues	(2,927,148)

Gross profit	13,905,204

Operating expenses	(50,212,995)

Loss from operations	(36,307,791)

Gain from disposal of Group Buying Entities	47,390,421
Interest income	1,904
Interest expense	-
Other expenses, net	(8,599)

Income before income tax	11,075,935
Provision for income tax	-

Income from discontinuing operations attributable to owners of the Company	11,075,935